Exhibit 10.2
PERFORMANCE STOCK UNIT GRANT NOTICE UNDER THE
ACUSHNET HOLDINGS CORP.
2015 OMNIBUS INCENTIVE PLAN

Acushnet Holdings Corp. (the “Company”), pursuant to its 2015 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below a target number of Performance Stock Units (“PSUs”) set forth below. The PSUs are subject to all of the terms and conditions as set forth herein, in the Performance Stock Unit Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:                        [Insert Participant Name]

Date of Grant:    [                Insert Date of Grant]

Target Number of PSUs:                [Insert No. of Performance Stock Units Granted]

Vesting Commencement Date:            [Insert Vesting Commencement Date]

Vesting Schedule:
Provided the Participant has not undergone a Termination prior to [Insert Vesting Date] (the “Vesting Date”), a number of PSUs will vest as of such Vesting Date, based upon the performance metrics and adjustment schedule specified in the terms and conditions in Exhibit A attached hereto (such number of PSUs to be within a range of 0% to 200% of the number of the target number of PSUs awarded herein).

Performance Period:	Three-year period comprised of the [Insert Performance Period Dates].

Notwithstanding the above:

(a)    In the event of a Termination as a result of a Full Career Retirement on or after the first anniversary of the Vesting Commencement Date (solely to the extent the Participant satisfies the criteria set forth in Section 2(aa)(i) of the Plan), the PSUs shall remain eligible to vest based upon the performance metrics and adjustment schedule specified in the terms and conditions in Exhibit A attached hereto (as if no such Termination had occurred), but with the actual number of PSUs vesting pro-rated to reflect the period of Participant’s service with the Company during the applicable Performance Period.

(b)    In the event of a Termination by the Service Recipient without Cause or by the Participant for Good Reason, in either case, during the 18 month period following a Change in Control, the PSUs, to the extent not then vested, shall fully vest on the date of such Termination.

For purposes of this notice, “Good Reason” shall mean, as to any Participant, unless otherwise provided in any employment agreement between the Participant and the Service Recipient in effect at the time of a Termination, (i) a material reduction by the Service Recipient in such Participant’s base salary or annual target cash bonus opportunity (other than pursuant to an across-the-board reduction applicable to similarly situated Participants) or (ii) the relocation of such Participant’s principal place of business more than fifty (50) miles from its then current location; provided, however, that no Termination shall be considered a Termination with Good Reason hereunder unless, as to any event of Good Reason, the Participant as provided the Service Recipient with thirty (30) days’ written notice of such alleged event of Good Reason, and the Service Recipient has failed to cure such event prior to the expiration of such thirty (30) day notice period.

(c)     In the event of a Termination as a result of the death or Disability of the Participant during the Vesting Period, the PSUs, to the extent not then vested, shall fully vest on the date of such Termination.
* *    *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PERFORMANCE STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT AND THE PLAN.

ACUSHNET HOLDINGS CORP.                PARTICIPANT

__________________________________                _________________________________
By:                                 Name:
Title:

PERFORMANCE STOCK UNIT AGREEMENT UNDER THE
ACUSHNET HOLDINGS CORP.
2015 OMNIBUS INCENTIVE PLAN

Pursuant to the Performance Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Performance Stock Unit Agreement (this “Performance Stock Unit Agreement”) and the Acushnet Holdings Corp. 2015 Omnibus Incentive Plan (the “Plan”), Acushnet Holdings Corp. (the “Company”) and the Participant agree as follows. The Grant Notice is incorporated into and deemed a part of this Performance Stock Unit Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1.     Grant of Performance Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant a target number of Performance Stock Units (“PSUs”) provided in the Grant Notice (with each PSU representing an unfunded, unsecured right to receive one share of Common Stock upon vesting).

2.    Vesting. Subject to the conditions contained herein and in the Plan, the PSUs shall vest as provided in the Grant Notice.

3.    Settlement of Performance Stock Units. The provisions of Section
9(d)(ii) of the Plan are incorporated herein by reference and made a part hereof. Payment in settlement of any vested PSU shall be made in Common Stock as soon as practicable following completion of the Performance Period and no later than the 2 ½ month anniversary of the last day of the Performance Period; provided that in the event the PSUs vest in connection with a Termination by the Service Recipient without Cause or by the Participant for Good Reason during the 12 month period following a Change in Control, payment in settlement of any vested
PSU shall be made as soon as practicable following the Termination but in no event later than 60 days following such Termination.

4.    Treatment of Performance Stock Units Upon Termination. Except as provided in the Grant Notice, in the event of a Participant’s Termination for any reason prior to the Vesting Date, all vesting with respect to PSUs shall cease and the PSUs shall be forfeited to the Company for no consideration as of the date of such Termination.

5.    Company; Participant.

(a)    The term “Company” as used in this Agreement with reference to employment shall include the Company and its subsidiaries.

(b)    Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the PSUs may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

6.    Non-Transferability. The PSUs are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the PSUs, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the PSU shall terminate and become of no further effect.

7.    Rights as Stockholder. The Participant or a permitted transferee of the PSUs shall have no rights as a stockholder with respect to any share of Common Stock underlying a PSU unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock and, subject to Section 10, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. To the extent that the Participant is not already a party to the Stockholders’ Agreement, the Committee may require the Participant to execute and become a party to the Stockholders’ Agreement as a condition to the issuance of Common Stock in settlement of the PSUs, by executing and delivering to the Company a joinder to the Stockholders’ Agreement.

8.    Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. Except in the event the Participant consents in writing to satisfaction of any required withholding in a different manner (which may include the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability), any required withholding will be satisfied by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

9.    Call Right. During the 60 day period following (a) the first and second anniversary of any Termination and, if later, the first anniversary of the issuance of Common Stock under Section 3 of this Performance Stock Unit Agreement and (b) the date the Company becomes aware of Detrimental Activity (each such period, a “Call Period”), the Company shall have the option, in its sole discretion, to exercise a Call Right with respect to up to 100% of the shares of Common Stock issued in settlement of the PSUs granted pursuant to this Performance Stock Unit Agreement; provided that (i) no shares of Common Stock may be subject to a Call Right unless they have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Administrator in order to avoid adverse accounting treatment applying GAAP) and (ii) no Call Right may be exercised or completed upon or following the Company’s initial public offering. The Call Right set forth in this Section 9 shall be exercised by the Company providing a written notice to the Participant during a Call Period (such notice, the “Call Notice”), which shall set forth the number of shares of Common Stock to be purchased from the Participant. The purchase price per share of Common Stock shall be the Fair Market Value of a share of Common Stock determined as of the date the Call Notice is provided (the “Call Purchase Price”), provided, however, that if the Participant’s Termination was for Cause or the Participant has engaged in Detrimental Activity, the Call Purchase Price shall be zero. In connection with the exercise of a Call Right, by accepting the Call Purchase Price, the Participant shall be deemed to represent and warrant that (A) to the Participant’s knowledge, the Participant has good and marketable title to the relevant shares of Common Stock to be redeemed, free and clear of all liens, claims and other encumbrances and (B) the Participant has not engaged in any Detrimental Activity. The Participant hereby consents to the taking of any steps by the Company which the Company deems are necessary or convenient to effect any legal formalities in relation to such redemption. Within sixty (60) days following the last day of the applicable Call Period, subject to satisfaction of the conditions described herein, the Company shall satisfy the Call Notice delivered pursuant to this Section 9 by redeeming each share of Common Stock specified in the applicable Call Notice for an amount equal to the Call Purchase Price. The Call Purchase Price shall be paid by check or by wire transfer of immediately available funds to the Participant; provided that any payment to the Participant pursuant to this Section 9 may be subject to reduction and be applied as a setoff against any loans or advances made by the Company to the Participant that are outstanding as of such date.

10.    Dividend Equivalents. As of any date that the Company pays an ordinary cash dividend on its Common Stock, the Company shall credit the Participant with a dollar amount equal to (a) the per share cash dividend paid by the Company on its Common Stock on such date, multiplied by (ii) the total number of PSUs subject to the Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 10 shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original PSUs to which they relate (and taking into account the performance metrics and adjustment schedule specified in the terms and conditions in Exhibit A); provided, however, that the Company will decide on the form of payment and may pay dividend equivalents in shares of Common Stock, in cash or in a combination thereof, in each case, without interest. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 10 with respect to any PSUs which, immediately prior to the record date for that dividend, have either been settled, cancelled or forfeited.

11.    Clawback/Repayment. All PSUs may be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law. The Committee may also provide that if the Participant receives any amount in excess of the amount that the Participant should have otherwise received under the terms of the PSUs for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant may be required to repay any such excess amount to the Company.

12.    Detrimental Activity. Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Performance Stock Unit Agreement, if a Participant has engaged or engages in any Detrimental Activity, the Committee may, in its sole discretion, (1) cancel any or all of the PSUs, and (2) cause the Participant to forfeit to the Company any after-tax gain realized on the vesting of such PSUs.

13.    Notice. Every notice or other communication relating to this Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

14.    No Right to Continued Service. This Agreement does not confer upon the

Participant any right to continue as an employee or service provider to the Company.

15.    Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

16.    Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

17.    Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Performance Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Performance Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

18.    Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

19.    Section 409A. It is intended that the PSUs granted hereunder either comply with Section 409A of the Code or are exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.